SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                                 April 30, 1998
                Date of Report (Date of earliest event reported)



                                  VENTAS, INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                   1-10989              61-1055020
(State of Incorporation)         (Commission            (IRS Employer
                                 File Number)           Identification Number)



                               3300 Aegon Center,
                             400 West Market Street,
                           Louisville, Kentucky 40202
                    (Address of Principal Executive Offices)



        Registrant's telephone number, including area code:(502) 596-7300



                                  VENCOR, INC.
         (Former name or former address, if changed since last report)






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Items 1-4. NOT APPLICABLE


Item 5. OTHER EVENTS

         On April 30, 1998, Ventas, Inc.(the "Company") announced that it had completed the internal reorganization and the refinancing of all its indebtedness necessary to complete the spin-off of its healthcare operations and that its previously announced distribution of one share of healthcare company common stock for each share of the Company's common stock would be paid on May 1, 1998. In connection with the reorganization, the Company was renamed Ventas, Inc. A copy of the press release is attached to this filing and is incorporated herein by reference.


Item 6. NOT APPLICABLE


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Financial Statements of Businesses Acquired

              Not Applicable

         (b)  Pro Forma Financial Information

              Not Applicable

         (c)  Exhibits
              Exhibit 99.1 -- Press Release Dated April 30, 1998.


Items 8-9. NOT APPLICABLE
















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  VENTAS, INC.


Date:  May 7, 1998                          By: /s/ T. Richard Riney
                                               ---------------------------------
                                                  Name:  T. Richard Riney
                                                  Title: Vice President







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                                  EXHIBIT INDEX





Exhibit No.      Description
-----------      -----------

99.1             Press Release, dated April 30, 1998